Trade and other receivables	12 Months Ended
Dec. 31, 2024
Trade and other receivables.
Trade and other receivables

12.Trade and other receivables

	2024	2023
	US$’000	US$’000
Trade receivables – non-related parties	168,546	286,474
Other receivables – non-related parties	15,193	24,560
Other receivables – related parties [1]	—	2,176
	183,739	313,210
Prepayments	27,162	15,234
	210,901	328,444
Non-current	7,980	13,206
Current	202,921	315,238
	210,901	328,444
[1]	Related parties refer to corporations controlled by a shareholder of the Company.

Contract assets — accrued revenue of US$26.0 million (2023: US$103.3 million) had been presented within “Trade receivables — non-related parties”. These relate to the Group’s rights to consideration for proportional performance from spot voyages that are in-progress at the balance sheet date, and which shall be recognised as revenue in the subsequent year. The Group will invoice the customers when the rights become unconditional which typically occurs in the next financial year.

Other receivables due from non-related parties include GST paid to India’s Government in advance. After taking into account the present value of other receivables (non-current), the carrying amounts approximate their fair value.

Other receivables due from related parties comprise mainly advances for vessel operating expenses. They are unsecured, interest-free and repayable on demand. The carrying amounts of trade receivables and prepayments, principally denominated in US$, approximate their fair values due to the short-term nature of these balances.